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                                                                  EXHIBIT 10.4.1

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                 (ALAN P. HALD)

                 THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("First Amendment") is entered into as of this 1st day of October 1995, by and between MICROAGE, INC., a Delaware corporation (the "Company"), and ALAN
P. HALD ("Executive").

                                R E C I T A L S:

                 WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement, dated as of October 1, 1992 (the "Employment Agreement"); and

                 WHEREAS, pursuant to Section 7.5 of the Employment Agreement, the Employment Agreement may be amended only by a written document signed by each of the parties thereto; and

                 WHEREAS, the Company and Executive desire to amend the Employment Agreement.

                 NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                               A G R E E M E N T:

                 SECTION 1.     AMENDMENTS TO EMPLOYMENT AGREEMENT.

                 The Employment Agreement is hereby amended as follows:

                 A. Section 1.3 of the Employment Agreement is hereby amended in its entirety to read as follows:

                      1.3 Term. The term of Executive's employment under
                 this Agreement shall commence on the date first above written and shall continue, unless sooner terminated, until November 2, 1997.


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                 B. The first clause of Section 2.1 of the Employment Agreement is hereby amended in its entirety to read as follows:

                 "The Company shall pay to Executive an annual base salary of not less than $315,000 (such amount, less any salary waivers under the 1994 Management Equity Program, is hereinafter referred to as the "Base Salary") during the term hereof;"

                 C. The last sentence of Section 2.2(b) of the Employment Agreement is hereby amended in its entirety to read as follows:

                 "Any bonus under the 1993 Executive Bonus Plan or any such subsequent plan, less any bonus waivers under the 1994 Management Equity Program, is referred to herein as the "Annual Incentive Bonus" or the "Annual Bonus"."

                 D. Clauses (i), (ii), and (iii) of Section 7.1(cc) of the Employment Agreement are hereby amended by replacing "October 1, 1992" with "October 1, 1995".

                 E. Section 7.7 of the Employment Agreement is hereby amended to change the addresses therein to read in their entirety as follows:

                           If to the Company, to it at:

                           MicroAge, Inc.
                           2400 South MicroAge Way
                           Tempe, Arizona   85282-1896
                           ATTN:   Corporate Counsel

                           with a copy to:

                           Matthew P. Feeney
                           Snell & Wilmer L.L.P.
                           One Arizona Center
                           Phoenix, Arizona  85004

                           If to Executive, to him at:

                           5350 E. Calle del Medio
                           Phoenix, Arizona   85250

                 F. Exhibit C to the Employment Agreement is hereby replaced with Exhibit C attached hereto.


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                 SECTION 3.     EFFECTIVENESS.

                 This First Amendment will become effective as of October 1, 1995.

                 SECTION 4.     MISCELLANEOUS.

                 A.        Full Force and Effect.

                 Except as expressly provided in this First Amendment, the Employment Agreement will remain unchanged and in full force and effect.

                 B.        Counterparts.

                 This First Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

                 C.        Arizona Law.

                 It is the intention of the parties that the laws of Arizona will govern the validity of this First Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        Company:

                                        MICROAGE, INC., a Delaware corporation



                                        By:
                                            -----------------------------------

                                        Its:
                                            -----------------------------------


                                        Executive:

                                        ALAN P. HALD


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